                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 26, 2005

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)




NEW JERSEY                              1-8359                    22-2376465
(State or other jurisdiction          (Commission                 (IRS Employer
 of incorporation)                    File Number)                Identification
                                                                  No.)


1415 WYCKOFF ROAD                                                 07719
WALL, NEW JERSEY                                                  (Zip Code)
(Address of principal executive
 offices)

                                 (732) 938-1480
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 2 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 26, 2005, the Registrant issued a press release regarding its first quarter fiscal 2005 results. The Registrant is filing this press release as
Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)      (a)     None.
(b)      (b)     None.
(c)      (c)     Exhibits:

Exhibit 99.01:  Press Release dated January 26, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEW JERSEY RESOURCES CORPORATION


Date: January 26, 2005          By: /s/Glenn C. Lockwood
----------------------              ---------------------
                                    Glenn C. Lockwood
                                    Senior Vice President,
                                    Chief Financial Officer
                                       and Treasurer


                                  EXHIBIT INDEX

Exhibit           Description
99.01:   PRESS RELEASE ENTITLED:   NEW JERSEY RESOURCES ANNOUNCES
HIGHER FISCAL 2005 FIRST-QUARTER EARNINGS; INCREASES SHARE REPURCHASE PLAN BY
500,000 SHARES

NJR's first-quarter 2005 earnings increase 22 percent over last year, $1.09 per basic share versus $.89 last year